FEDERATED ARMS FUND

Institutional Shares
Institutional Service Shares

--------------------------------------------------------------------------------
Supplement to the prospectus dated December 31, 2001

As of July 31, 2002, the name of the Fund will change from "Federated ARMS Fund" to "Federated Adjustable Rate Securities Fund."

In connection with this name change, please note the following revisions to the prospectuses, also effective as
of July 31, 2002:

1. Delete the first paragraph on the cover page, and replace with the following:

     "A mutual fund seeking to provide current income consistent with minimal volatility of principal by investing primarily in adjustable and floating rate securities."

2.   Delete  the   paragraph   under  "What  are  the  Fund's  Main   Investment
     Strategies?" and replace with the following:

          "The Fund pursues its investment objective by investing primarily in adjustable and floating rate securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities and agency securities. Mortgage-backed securities generally offer higher yields than comparable U.S. Treasury securities, but are subject to prepayment risks. The Fund's investment adviser (the "Adviser") seeks to manage this risk by selecting mortgage-backed securities which (based primarily on the Adviser's interest rate outlook) have characteristics that make prepayment less likely. The Fund limits its investments to those that would enable it to qualify as a permissible investment for Federal credit unions and Federal savings associations, and as an appropriate direct investment for national banks."

3. Change the name of the Fund to "Federated Adjustable Rate Securities Fund" under "Risk/Return Bar Chart and Table."

4. Change the name of the Fund to "Federated Adjustable Rate Securities Fund" under "What are the Fund's Fees and Expenses?"

5.   Delete  the  first  paragraph   under  "What  are  the  Fund's   Investment
     Strategies?" and replace with the following:

          "The Fund, under normal circumstances, invests primarily in adjustable and floating rate securities, including mortgage-backed securities and agency securities. It is anticipated that such a portfolio will generally provide higher current yields than money market securities or alternative investments of comparable credit quality and volatility. While the Fund's net asset value will exhibit greater volatility than that of a money market portfolio, it should exhibit less volatility than a portfolio of fixed-rate mortgages. As a fundamental investment policy, the Fund will invest at least 65% of its total assets in U.S. government securities. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this strategy discussion."

6. Add the following as the last paragraph under "What are the Fund's Investment Strategies?"

          "Because the Fund refers to adjustable rate investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in adjustable rate investments."


7. Add the following paragraph before the "Credit Enhancement" paragraph under "What are the Principal Securities in Which the Fund Invests?"

            "Adjustable Rate Securities
          Adjustable  (including  floating)  rate  securities  are fixed  income securities with interest rates that are reset periodically. The periodic coupon adjustments reduce the price volatility of adjustable rate securities, relative to fixed rate securities. Adjustable rate securities consist of agency securities and mortgage-backed securities, including ARMs and non-government mortgage-backed securities."




                                                                   July 10, 2002









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FEDERATED ARMS FUND

Institutional Shares
Institutional Service Shares

--------------------------------------------------------------------------------
Supplement to the Statement of Additional Information dated December 31, 2001

     As of July 31, 2002, the name of the Fund will change from "Federated ARMS Fund" to "Federated Adjustable Rate Securities Fund."

               In  connection  with this name change,  please note the following
               revision  to  the  Statement  of  Additional  Information,   also
               effective as of July 31, 2002:

               Add the following paragraph before the "Credit Enhancement" paragraph under "Securities in Which the Fund Invests?"

               "Adjustable Rate Securities Adjustable (including floating) rate securities are fixed income securities with interest rates that are reset periodically. The periodic coupon adjustments reduce the price volatility of adjustable rate securities, relative to fixed rate securities. Adjustable rate securities consist of agency securities and mortgage-backed securities, including ARMs and non-government mortgage-backed securities.



                                                                   July 10, 2002









27524 (7/02)